Filed Pursuant to Rule 497c

File No. 333-72572

Statement of Additional Information For The

Flexible Premium Single Life and Joint and

Last Survivor Variable Life Insurance Policy

Single Life Policy

Form P1258 7/01

Joint and Last Survivor Life Policy

Form P1259 7/01

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account II

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003, for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account II.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative

The date of this Statement of Additional Information is May 1, 2003.

The Company

The Separate Account

Additional Information About the Guarantee Account

Agreements With Distributors and Advisers for the Funds

Additional Information About the Cost of Insurance Charge

Reduction of Charges for Group Sales

Continuation Amount and Continuation Period

Grace Period

Reinstatement

Determining the Death Benefit

Unit Values

Net Investment Factor

Tax Status of the Policy

Maturity Value

Special Rule for Certain Cash Distributions in the First 15 Policy Years

Considerations Where the Insured Lives Past Age 100

Loans

Loss of Interest Deduction Where Policies are Held by or for the Benefit of Corporations, Trusts, Etc.

Changes and Exchanges

Optional Payment Plans

Incontestability

Suicide Exclusion

Additional Information About the Accelerated Benefit Rider

Other Policies

Sale of the Policies

Legal Matters

Experts

Actuarial Matters

Performance Information

Financial Statements

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (“Harvest”) merged into the Company on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received common stock of the Company in exchange for its interest in Harvest.

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by General Electric Capital Assurance Company (“GE Capital Assurance”) and by Federal. Both GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The 800 or 3% remaining shares of our outstanding common stock are owned by Phoenix Life Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Insurance, Inc. (“GEI”). GEI is a wholly owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

We principally offer annuity contracts, institutional stable value products, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE ACCOUNT

We established the GE Life & Annuity Separate Account II as a separate investment account on August 21, 1986. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH DISTRIBUTORS AND ADVISERS FOR THE FUNDS

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL INFORMATION ABOUT THE COST OF INSURANCE CHARGE

To determine your cost of insurance for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. We determine your net amount at risk by the following formula:

Death Benefit Proceeds
	-	Account Value
1.0032737

If Death Benefit Option A or Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will allocate that Account Value to the increases in Specified Amount in the order of such increases. If Death Benefit Option C is in effect, and the Specified Amount has increased, we first consider Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount plus premium payments, we will allocate that Account Value to the increases in Specified Amount.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

(1)	The size of the group. Generally, the sales expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

(2)	The total amount of premium payments to be received from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

(3)	The purpose for which the Policies are purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

(4)	The nature of the group for which the Policies are purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

(5)	Other circumstances. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION AMOUNT AND CONTINUATION PERIOD

On any Monthly Anniversary Date during the Continuation Period, if the Surrender Value of the Policy is not sufficient to cover the monthly deduction, the Policy will remain in effect if the Net Total Premium is at least equal to the Continuation Amount.

At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The

Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD	On any Monthly Anniversary Date during the Continuation Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

(1)	the Surrender Value is not sufficient to cover the monthly deduction; and

(2)	the Net Total Premium is less than the Continuation Amount.

The amount of the sufficient premium will equal the lesser of (1) and (2), where:

(1)	equals the monthly deduction due minus the Surrender Value, and that result divided by the Net Premium Factor; and

(2)	equals the Continuation Amount minus the Net Total Premium.

All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due minus the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61 day grace period from the date we mail the notice to pay the sufficient premium.

Coverage continues during the 61 day grace period. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value.

REINSTATEMENT	You may reinstate this Policy within three years of the end of the grace period if:

(1)	you submit an application for reinstatement;

(2)	you provide required evidence of insurability satisfactory to us to determine the guaranteed maximum cost of insurance rate;

(3)	the Policy has not been surrendered for cash; and

(4)	you pay the premium as described below.

The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

On the date of reinstatement, the Account Value will be allocated to the Investment Option specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated.

If the Policy terminates and is reinstated before the end of the Continuation Period, you will have to pay a premium equal to (1) minus (2) minus (3) plus (4), where:

(1)	is the Continuation Amount as of the date of reinstatement;

(2)	is the sum of the monthly deductions that would have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

(3)	is the Net Total Premium on the date of termination; and

(4)	is an amount sufficient to keep the Policy in effect for two Policy Months after the date of reinstatement.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the Account Value on the first day of the grace period;

(2)	is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)	is the monthly deduction for the month following the date of reinstatement.

If the Policy terminates before the end of the Continuation Period, and is reinstated after the end of the Continuation Period, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) plus (2) minus (3), where:

(1)	is the surrender charge on the date of termination;

(2)	is an amount equal to the monthly deduction for two months after the date of reinstatement; and

(3)	is the Account Value on the date of termination.

On the date of reinstatement, the Account Value will equal (1) plus (2) plus (3), where:

(1)	is the surrender charge in effect on the date of reinstatement;

(2)	is an amount equal to the monthly deduction for the two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

(3)	is any premium paid in excess of the required reinstatement premium, multiplied by the Net Premium Factor.

If the Policy terminates after the end of the Continuation Period and is reinstated, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the surrender charge in effect on the date of reinstatement;

(2)	is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)	is the monthly deduction for the month following the date of reinstatement.

DETERMINING THE DEATH BENEFIT

In the application for original coverage, you must elect a method of compliance for the Policy to be treated as life insurance in accordance with the Code. The election you make will be shown on the Policy data pages. Once elected, the method cannot be changed at any time.

There are two possible methods of compliance:

(a)	the Cash Value Accumulation Test, as defined in Code Section 7702(b); or

(b)	the Guideline Premium Test, as defined in Code Section 7702(c).

Cash Value Accumulation Test:

If you elect the Cash Value Accumulation Test, you must also choose one of three Death Benefit options.

Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount plus the Account Value; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is (a) plus (b) minus (c) minus (d), where:

(a)	is the Specified Amount;

(b)	is the sum of all premiums paid before Attained Age 75;

(c)	is the charges for additional benefits, other than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

(d)	is the sum of all partial surrenders taken; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

The Table of Net Single Premiums and Factors is shown on the Policy data pages. These values are based on the Insured’s gender, risk class, riders selected, and his or her Attained Age on the date of death.

Guideline Premium Test

If you elected the Guideline Premium Test, you must also choose one of three Death Benefit options.

Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount plus the Account Value; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is (a) plus (b) minus (c) minus (d), where:

(a)	is the Specified Amount;

(b)	is the sum of all premiums paid before Attained Age 75;

(c)	is the charges for additional benefits, other than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

(d)	is the sum of all partial surrenders taken; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

The corridor percentage depends on the Attained Age of the Insured on the date of death.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage

40 or younger	250%	61	128%
41	243%	62	126%
42	236%	63	124%
43	229%	64	122%
44	222%	65	120%
45	215%	66	119%
46	209%	67	118%
47	203%	68	117%
48	197%	69	116%
49	191%	70	115%
50	185%	71	113%
51	178%	72	111%
52	171%	73	109%
53	164%	74	107%
54	157%	75-90	105%
55	150%	91	104%
56	146%	92	103%
57	142%	93	102%
58	138%	94 or older	101%
59	134%
60	130%

The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount’s unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount’s operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT FACTOR	The net investment factor for a Valuation Period is (1) divided by (2), where:
(1)	is the result of:

(a)	the value of the assets at the end of the preceding Valuation Period; plus

(b)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(c)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(d)	any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

(2)	is the value of the assets in the Subaccount at the end of the preceding Valuation Period.

TAX STATUS OF THE POLICY

For Policies designed to comply with the tax law’s Guideline Premium Test, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy’s Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and survivor Policy, there is some uncertainty about how the tax law’s limit on premiums should be calculated. As a result, it is possible that a joint and last survivor policy may exceed the applicable limits, particularly if you pay the full amount of premiums permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law’s limit.

For Policies designed to comply with the tax law’s Cash Value Accumulation Test, the Policy’s terms define a minimum Death Benefit that is different than that imposed by the

Guideline Premium Test. There is also uncertainty regarding the application of this test to the joint and last survivor Policy, and it is possible that a joint and last survivor policy could fail to satisfy the Cash Value Accumulation Test. As necessary to ensure compliance, we may need to amend this Policy, e.g., to generally provide higher Death Benefit factors.

MATURITY VALUE

In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the “investment in the contract.” You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your “investment in the contract” generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR CERTAIN CASH DISTRIBUTIONS IN THE FIRST 15 POLICY YEARS.

During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit Proceeds (e.g., by decreasing the Policy’s Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your “investment in the contract.” This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your “investment in the contract.”

CONSIDERATIONS WHERE THE INSURED LIVES PAST AGE 100

If the Insured survives (or last surviving Insured for joint and last survivor Policies) beyond Age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit Proceeds and instead to tax you on the amount by which your Account Value exceeds your “investment in the contract.” Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond Age 100, we have no current plans to withhold or report taxes in this situation.

LOANS

If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a “key person.” A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC.

If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the Beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

• a 20% owner of the entity; or

• an officer, director, or employee of the trade or business, at the time first covered by the Policy.

This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner’s spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

CHANGES AND EXCHANGES

The right to change Owners and changes reducing future amounts of Death Benefit Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see the “Requesting Payments” of the product prospectus):

Plan 1 — Income For A Fixed Period.    We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

Plan 2 — Life Income.    We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 3 — Income of a Definite Amount.    We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee’s estate unless otherwise provided.

Plan 4 — Interest Income.    We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee’s estate unless otherwise provided.

Plan 5 — Joint Life and Last Survivor Income.    We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor’s estate unless otherwise provided.

You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured’s lifetime under a single life Policy or the lifetimes of both Insureds under a joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If the Insured under a single life Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the

Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

Please see your Policy for more details.

ADDITIONAL INFORMATION ABOUT THE ACCELERATED BENEFIT RIDER

You may elect an Accelerated Benefit if the Insured is terminally ill. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured’s lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured.

For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

•	which has been diagnosed by a licensed physician;

•	the diagnosis of which is supported by clinical, radiological, laboratory or other evidence that is satisfactory to us; and

•	which a licensed physician certifies is expected to result in death within 12 months from the date of the certification.

Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please see the Policy rider for more information.

The Accelerated Benefit will equal (1) minus (2) minus (3) minus (4), where:

(1)	is the Eligible Proceeds;

(2)	is the discount for early payment of Death Benefit Proceeds. The discount will be based on the annual interest rate charged for Policy Loans;

(3)	is the product of

(a)	the ratio of Eligible Proceeds to Total Proceeds; and

(b)	any Policy Debt; and

(4)	is an administrative charge not to exceed $250.

Eligible Proceeds are the lesser of (1) and (2), where:

(1)	is 75% of the total proceeds; and

(2)	is $250,000 for all the Insured’s policies in force with us.

Total proceeds include the Policy’s Death Benefit had the Insured’s death occurred on the date of the approval of the Accelerated Benefit claim and any term insurance on the Insured (or in the case of joint and last survivor term insurance on the Insured or in the case of joint and last survivor Policies the surviving Insured added by rider. Any such rider must have at least two years of the term remaining as measured from the date we receive proof of terminal illness.

The Accelerated Benefit will be paid in lump sum.

If the amount of Eligible Proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured’s death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

If the amount of Eligible Proceeds is less than the amount of the Death Benefit that would have been paid at the Insured’s death, then upon payment of the Accelerated Benefit, the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of eligible proceeds to total proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES

We offer other variable life insurance policies in the Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.

SALE OF THE POLICIES

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the Policies. Pursuant to this agreement, CBC serves as principal underwriter for the Policies, offering them on a continuous basis. CBC is located at 201 Merritt 7, Norwalk, Connecticut 06856.

CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

CBC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. Registered representatives with CBC are also licensed as insurance agents in the states in which they do business and are appointed with us.

CBC also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

Although we do not pay any underwriting commissions to CBC, we do pay sales commissions to CBC for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 90% of the first year target premium (based on Age, gender, Specified Amount, risk class and other factors). In renewal years, the selling firm receives up to approximately 4.0% of premiums paid. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter’s registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy. Because the principal underwriter is our affiliate, their registered representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

CBC also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Federated Insurance Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Greenwich Street Series Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Fund, Inc, and Van Kampen Life Investment Trust.

During 2002, 2001 and 2000, $4.8 million, $8.9 million and $9.7 million, respectively were paid to CBC for the sale of Policies in the Separate Account and any new premium received. CBC then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2002, 2001 and 2000, no underwriting commissions were paid to CBC.

We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

LEGAL MATTERS	Advice on certain legal matters relating to federal securities laws has been provided by Heather Harker, Vice President, Associate General Counsel and Assistant Secretary of the Company.

EXPERTS

The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002, and 2001, and for each of the years in the three-year period ended December 31, 2002, and the financial statements of GE Life & Annuity Separate Account II as of December 31, 2002 and for each of the years or lesser periods in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 1021 East Cary Street, Suite 2000, Richmond, VA 23219.

The report of KPMG LLP dated February 7, 2003 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary contains explanatory paragraphs that state that the Company changed its method of accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

ACTUARIAL MATTERS	Actuarial matters have been examined by Paul Haley, an actuary of the Company, whose opinion we filed as an exhibit to the registration statement.

PERFORMANCE INFORMATION

We demonstrate adjusted performance and unadjusted performance for the Portfolios available in the Separate Account. The performance tables assume that the Insured is in the preferred, no-nicotine risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

The performance tables assume an initial Specified Amount of $250,000, increasing death benefit Option A, for a male age 45, paying an annual premium of $13,000 at Policy issue and at each Policy anniversary.

When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

Adjusted Performance assume the following current charges:

1)	a mortality and expense risk charge at an annual rate of 0.40% of assets in the Separate Account up to $50,000.00 and 0.05% of assets in the Separate Account on any assets in the Separate Account of $50,000.00 and over;

2)	a monthly Policy charge of $5.00;

3)	a premium charge of $650.00 (5% of $13,000);

4)	a monthly expense charge of $105.00 for 10 Policy years; and

5)	a surrender charge of $3,265.00, which is derived by assuming that the owner surrendered his Policy during the first Policy year.

Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the monthly Policy charge, the premium charge or the surrender charges. If such charges were included in the performance, the performance numbers would be lower.

We do not include charges for the cost of insurance, charges for any optional riders or any charges assessed for state premium taxes in either adjusted or unadjusted performance. If such charges were included in the hypothetical performance, the performance numbers would be lower.

Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative our contact our Home Office for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of the Company and its subsidiary included in this SAI from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

The Separate Account financial statements included in this SAI have several Subaccounts that are not available to this Policy.